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                                                                     EXHIBIT 4.1

                        [LOGO OF U S WEB APPEARS HERE]

COMMON STOCK                                                        COMMON STOCK

                                      USW

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                              AND A STATEMENT AS TO THE RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                   RESTRICTIONS ON SHARES

                                                      CUSIP 917327 10 8

THIS CERTIFIES THAT





is  the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER
                                   SHARE, OF

                               USWEB CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

/s/
SECRETARY AND CHIEF FINANCIAL OFFICER

                                    [SEAL]


/s/
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge rom the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --   as tenants in common
TEN ENT     --   as tenants by the entireties
JT TEN      --   as joint tenants with right of
                 survivorship and not as tenants
                 in common
COM PROP    --   as community property


UNIF GIFT MIN ACT  --  ...................... Custodian ........................
                             (Cust)                             (Minor)
                       under Uniform Gifts to Minors
                       Act .....................................................
                                                (State)
UNIF TRF MIN ACT   --  ................. Custodian (until age .................)
                            (Cust)
                       ................................. under Uniform Transfers
                                (Minor)
                       to Minors Act ...........................................
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                                    X __________________________________________

                                    X __________________________________________
                                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.